SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 30, 2002
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                         THE GENLYTE GROUP INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                    ----------------------------------------
                    (State of incorporation or organization)


                                     0-16960
                            ------------------------
                            (Commission File Number)


                                   22-2584333
                        ---------------------------------
                        (IRS Employer Identification No.)


  4360 Brownsboro Road, Louisville, KY                                   40207
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(Address of principal executive offices)                              (Zip Code)


                                 (502) 893-4600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Supplemental Data for the Year Ended December 31, 2001

ITEM 9.  REGULATION FD DISCLOSURE

Pursuant to Regulation FD, and in an effort to communicate The Genlyte Group Incorporated (the "Company") financial results for the year ended December 31, 2001 in more detail than reported in the Company's year-end earnings press release, the Company is providing a preliminary release of its financial statements without footnotes and without the auditor's opinion. These preliminary financial statements are subject to change. The Company will file a comprehensive Form 10-K within the required filing due date, to include final financial statements, detailed footnote disclosures, and the opinion of its auditors. Readers of the financial statements included herein are cautioned that these financial statements without the footnotes are not to be considered comprehensive or complete. Readers should refer to the Company's Form 10-K for the year ended December 31, 2000, and are advised that more comprehensive financial information will be filed with the Company's Form 10-K on or before March 31, 2002.

The information in this report (including the exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  THE GENLYTE GROUP INCORPORATED


                                  By: /s/ WILLIAM G. FERKO
                                      ------------------------------------------
                                      Name:  William G. Ferko
                                      Title: Vice President,
                                             Chief Financial Officer & Treasurer

Date:  January 30, 2002